SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                       -----------------------------------



                                    FORM 8-K




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MARCH 30, 1998
                              (February 25, 1998)


                           ESSEX PROPERTY TRUST, INC.
                          (Exact name of Registrant as
                            Specified in its Charter)

                                    Maryland
                          (State or Other Jurisdiction
                                of Incorporation)

                                     1-13106
                            (Commission File Number)

                                   77-0369576
                        (IRS Employer Identification No.)


                              925 East Meadow Drive
                               Palo Alto, CA 94303
                                 (650) 494-3700
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

Item 5.  OTHER EVENTS.

         On December 30, 1997, the Company, through an 85% interest in a newly formed limited partnership, acquired Casa Mango, a 96 unit apartment community located in Del Mar, California, for a contract price of approximately $9.9 million. The property secures a loan from the Company of approximately $7.0 million, which may be replaced by third party financing. Pardee Construction Company, a California corporation, was the arms-length third party seller of the property.

         On December 17, 1997, the Company acquired Village at Cascade Park, a 198 unit apartment community located in Vancouver, Washington, for a contract price of approximately $10.4 million. WFRWW Partnership, Patricia Haugen and John Leyerzaph were the arms-length third party sellers of the property.

         On February 25, 1998, the Company acquired Mirabella Apartments, a 608-unit apartment community in Newbury Park, California, for a contract price of approximately $50.5 million. Prometheus Southern California II, L.P. was the arms-length third party sellers of the property.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements

                  Independent Auditors' Report

         Combined statements of revenues and certain expenses of Casa Mango, The Village at Cascade Park, and Mirabella Apartments.

         Notes to combined statements of revenues and certain expenses of Casa Mango, The Village at Cascade Park, and Mirabella Apartments.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ESSEX PROPERTY, INC.



March 30, 1998
                                                By: /s/ Mark J. Mikl
                                                    ----------------------------
                                                    Mark J. Mikl
                                                    Controller

                    CASA MANGO, THE VILLAGE AT CASCADE PARK,
                            AND MIRABELLA APARTMENTS

               Combined Statement of Revenues and Certain Expenses

                                December 31, 1996

                   (With Independent Auditors' Report Thereon)

        CASA MANGO, THE VILLAGE AT CASCADE PARK, AND MIRABELLA APARTMENTS

               Combined Statement of Revenues and Certain Expenses

                          Year ended December 31, 1996



                                    Contents

                                                                          Page
                                                                          ----

Independent Auditors'Report..............................................   1

Combined Statement of Revenues and Certain Expenses......................   2

Notes to Combined Statement of Revenues and Certain Expenses.............   3

                          Independent Auditors' Report

The Board of Directors
Essex Property Trust, Inc.:

We have audited the accompanying Combined Statement of Revenues and Certain Expenses (the Statement) of Casa Mango, the Village at Cascade Park, and Mirabella Apartments for the year ended December 31, 1996. The Statement is the responsibility of management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and excludes certain expenses, described in note 1, that would not be comparable to those resulting from the proposed future operations of the properties. It is not intended to be a complete presentation of the operations of the properties.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in note 1, of Casa Mango, the Village at Cascade Park, and Mirabella Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


KPMG Peat Marwick, LLP

San Francisco, California
February 1, 1998

        CASA MANGO, THE VILLAGE AT CASCADE PARK, AND MIRABELLA APARTMENTS

               Combined Statement of Revenues and Certain Expenses

                          Year ended December 31, 1996


Revenues:
     Rental income                                               $   7,091,337
     Other                                                             198,865
                                                                  ------------
                                                                     7,290,202
                                                                  ------------
Certain expenses:
     Salaries                                                          686,388
     Real estate taxes                                                 410,222
     Utilities                                                         572,372
     Maintenance and repairs                                           567,585
     Advertising                                                       143,421
     Insurance                                                         158,156
     Administrative                                                    113,272
     Professional services                                              98,328
     Other                                                               3,516
                                                                 -------------

                                                                     2,753,260
                                                                 -------------
Revenues in excess of certain expenses                           $   4,536,942
                                                                 =============










  See accompanying notes to Combined Statement of Revenues and Certain Expenses.

        CASA MANGO, THE VILLAGE AT CASCADE PARK, AND MIRABELLA APARTMENTS

          Notes to Combined Statement of Revenues and Certain Expenses

                                December 31, 1996



(1) Properties and Accounting Presentation

     The Combined Statementof Revenues and Certain Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Casa Mango, a 96 unit apartment building located in San Diego, California, the Village at Cascade Park, a
     192 unit apartment building located in Vancouver, Washington, and Mirabella, a 608 unit apartment building located in Newbury Park, California.

         The following represents the date each property was acquired:

                  Property                               Date
                  --------                               -------

                  Casa Mango                             December 30, 1997
                  The Village at Cascade Park            December 17, 1997
                  Mirabella                              February 25, 1998

     In accordance with Rule 3-14, expenses are presented exclusive of depreciation, management fees, interest and income taxes as these expenses would not be comparable to the proposed future operations of the properties.

     The acquisition of the properties may result in a new valuation for purposes of determining future property tax assessments.

     Rental revenue is recognized on the accrual basis of accounting. Tenant leases are generally for a one year period or less.

                                                                     (Continued)

        CASA MANGO, THE VILLAGE AT CASCADE PARK, AND MIRABELLA APARTMENTS

          Notes to Combined Statement of Revenues and Certain Expenses



(2) Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

     Cash available from operations and taxable income for the twelve months ended December 31, 1997 are shown below. Taxable operating results are derived by deducting depreciation from net income before depreciation. However, Essex Property Trust, Inc. (the Company) has and believes it will continue to qualify as a real estate investment trust (REIT) under Sections 856 to 860 of the Internal Revenue Code of 1986, as amended. REITs are allowed to deduct distributions to shareholders from taxable income. The Company believes that current distributions to shareholders will equal or exceed its taxable income. Depreciation expense was estimated considering the purchase price of each property and the appropriate income tax depreciation method using a 27 1/2 year depreciable life.



                  Revenues                                    $     8,840,000
                  Operating expenses                                3,220,000
                                                               --------------

                  Estimated cash available from operations          5,620,000
                  Depreciation expense                              1,945,000
                                                               --------------
                  Estimated taxable income                    $     3,675,000
                                                               ==============






















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